SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

☐ Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  November 27, 2002

BANCTEC, INC.

(Exact name of registrant as specified in its charter)

Delaware	75-1559633
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

0-9859

(Commission File Number)

2701 E. Grauwyler Road Irving, Texas  75061

(Address of principal executive offices, including zip code)

(972-579-6000)

(Registrant’s telephone number, including area code)

EXPLANATORY NOTE:  This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K filed by BancTec, Inc. (“BTI”) on November 27, 2002. This Amendment No. 1 is filed solely for the purpose of including Exhibit 99.1, pro-forma financial information regarding the sale of its wholly owned subsidiary, BancTec Japan (“BTJ”), disclosed in the Current Report on Form 8-K filed November 27, 2002.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 27, 2002, BancTec, Inc. (“BTI”) completed the sale (the “Sale”) of its wholly owned subsidiary, BancTec Japan (“BTJ”), to JAFCO MBO Co., Ltd. (“JAFCO”) pursuant to a Stock Purchase Agreement dated as of November 27, 2002, between BTI and JAFCO (the “Stock Purchase Agreement”).  The Sale involved two separate transactions: (1) the purchase by JAFCO of 100% of the outstanding shares of BTJ for 6.5 billion Japanese Yen, and (2) a one-time, up-front payment by BTJ to BTI of 4.0 billion Japanese Yen under certain distribution and licensing agreements.  Under such agreements, BTJ will continue to supply BancTec products and services in its markets, and will continue to operate under the name “BancTec Japan”.  After foreign currency conversions and transaction costs, BTI received approximately US $82.5 million  in aggregate net proceeds.

The foregoing summary does not purport to be a complete statement of the terms of the Sale, and is qualified in its entirety by reference to the Stock Purchase Agreement, which has been filed as Exhibit 10.1 to the Current Report on Form 8-K dated December 12, 2002, and is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

a)     Not applicable.

b)    The unaudited pro forma consolidated financial information filed as Exhibit 99.1 illustrates the effect that BTI’s Sale of BTJ would have had on the BTI’s financial statements if the transaction had been consummated at an earlier date.

1.     Pro forma consolidated balance sheet as of September 30, 2002

2.     Notes to pro forma consolidated balance sheet

3.     Pro forma consolidated statement of income for the year ended December 31, 2001

4.     Pro forma consolidated statement of income for the nine-month period ended September 30, 2002

5.     Notes to pro forma consolidated statements of income

c)     Exhibits

99.1                       Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2002

Notes to Pro Forma Consolidated Balance Sheet

Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2001

Unaudited Pro Forma Consolidated Statement of Income for the nine-month period ended September 30, 2002

Notes to Pro Forma Consolidated Statements of Income

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCTEC, INC.

Date of Report: February 10, 2003	By:	/s/ Brian R. Stone
Brian R. Stone
Senior Vice President and
Chief Financial Officer

EXHIBITS INDEX

Exhibit
Number	Description

99.1	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2002
Notes to Pro Forma Consolidated Balance Sheet
Unaudited Pro Forma Consolidated Statement of Income for the year ended December 31, 2001
Unaudited Pro Forma Consolidated Statement of Income for the nine-month period ended September 30, 2002
Notes to Pro Forma Consolidated Statements of Income